UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 26, 2003
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                          Advanced Nutraceuticals, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)


        0-26362                                      76-0642336
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   (Commission File Number)               (I.R.S. Employer Identification No.)


   106 South University Blvd. #14, Denver, Colorado                   80209
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     (Address of Principal Executive Offices)                       (Zip Code)


      (Registrant's telephone number, including area code) - (303) 722-4008
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

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

The Company issued a news release on March 26, 2003, a copy of which is attached hereto as Exhibit 99.1, reporting the refinancing of its senior debt facility. A copy of the credit agreement is attached hereto as Exhibit 10.68.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         10.68 Revolving Credit, Term Loan, Equipment Acquisition Term Loan, and Security Agreement between Advanced Nutraceuticals, Inc., Bactolac Pharmaceutical Inc., and ANI Pharmaceuticals, Inc., as Borrowers, dated March 21, 2003.

         99.1     News Release, dated March 26, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED NUTRACEUTICALS, INC.


Dated: March 26, 2003                       By: /s/ Jeffrey G. McGonegal
                                                --------------------------------
                                                Jeffrey G. McGonegal
                                                Senior Vice President of Finance